As filed with the Securities and Exchange Commission on March 5, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust Enhanced Equity Income Fund
First Trust Mortgage Income Fund
First Trust Intermediate Duration Preferred & Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Trust Enhanced Equity Income Fund
First Trust Intermediate Duration Preferred & Income Fund

First Trust Mortgage Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

March 4, 2026

Dear Shareholder:

The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the “Meeting”) of each fund listed above (each a “Fund” and collectively, the “Funds”). The Meeting is scheduled to be held on Tuesday, April 14, 2026, at 11:30 a.m. Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

At the Meeting, you will be asked to vote on a proposal to elect two of the Trustees of your Fund (the “Proposal”) and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

Voting takes only a few minutes. Each Shareholder’s vote is important. Your prompt response will be much appreciated.

After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

We appreciate your participation in this important Meeting.

Thank you.

Sincerely,

James A. Bowen
Chairman of the Boards

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to your Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

First Trust Enhanced Equity Income Fund
First Trust Intermediate Duration Preferred & Income Fund

First Trust Mortgage Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Joint Annual Meetings of Shareholders

To be held on April 14, 2026

March 4, 2026

To the Shareholders of the above Funds:

Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the “Meeting”) of the funds listed above (each a “Fund” and collectively, the “Funds”), each a Massachusetts business trust, are scheduled to be held on Tuesday, April 14, 2026, at 11:30 a.m. Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. At the Meeting, with respect to their Fund, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

1. With respect to each Fund, to elect two Trustees (the Class I Trustees).

The Board of Trustees of each Fund has fixed the close of business on February 24, 2026 as the record date for the determination of shareholders of such Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees,

W. Scott Jardine

Secretary

Shareholders Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For Signing Proxy Cards Are Set Forth Following The Letter To Shareholders.

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First Trust Enhanced Equity Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust Mortgage Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Joint Annual Meetings of Shareholders

To be held on April 14, 2026

Joint Proxy Statement

March 4, 2026

This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about March 13, 2026.

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees of the funds listed above (each a “Fund” and collectively the “Funds”), each a Massachusetts business trust, for use at the Joint Annual Meetings of Shareholders of the Funds scheduled to be held on Tuesday, April 14, 2026, at 11:30 a.m. Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., the investment advisor to each Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the “Meeting”). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement is in the best interests of the Fund in light of the same matter being considered and voted on by shareholders.

The principal offices of each of the Funds are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Proxy solicitations for the Funds will be made primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Funds, including any agents or affiliates of such service providers.

The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials from the Funds to the person(s) for whom they hold Fund shares.

The close of business on February 24, 2026 has been fixed as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. In the event that, for any reason, a new record date is set for one or more of the Funds, a proxy received from a shareholder who was a shareholder of record on both the Record Date and the new record date for the Fund will remain in full force and effect unless explicitly revoked by the applicable shareholder.

Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares (“Shares”).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting Scheduled to be Held on April 14, 2026. This Joint Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/gwhdoqb3geho. Each Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com. To find a report, select your Fund under the “Closed-End Funds” tab, select the “News & Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. In addition, the Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 988-5891.

You may call toll-free (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

In order that your Shares may be represented at the Meeting, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•	allow sufficient time for the proxy card to be received by 11:30 a.m. Central Time, on Tuesday, April 14, 2026 (the date of the Meeting). (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

Voting

As described further in the proposal, for each Fund, the affirmative vote of the holders of a plurality of the Shares of the Fund present and entitled to vote at the Meeting will be required to elect the specified nominees as the Class I Trustees of that Fund provided a quorum for that Fund is present. Abstentions, withheld votes (as described below) and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, will have no effect on the approval of the proposal.

With respect to each Fund, shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. Using the enclosed proxy card, with respect to each specified nominee, a shareholder may authorize the named proxies to vote the Shares represented thereby for the election of such nominee or may indicate that authority to vote for the election of such nominee is withheld (a “withheld vote”). If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted, or the vote withheld, in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, with respect to each Fund, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the specified nominees as the Class I Trustees and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting in person; (ii) timely submitting a revocation of a prior proxy to (a) the applicable Fund’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if the Shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy to the applicable Fund. With respect to each Fund, a list of shareholders of record entitled to notice of the Meeting will be available at the Advisor’s Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the applicable Fund to inspect the list of shareholders and will also need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Under the by-laws of each Fund (as amended and restated, the “By-Laws”), a quorum with respect to a matter is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Shares entitled to vote on the matter. For each Fund, for the purposes of establishing whether a quorum is present with respect to the Meeting, all Shares present in person or by properly submitted proxy and entitled to vote, including abstentions, withheld votes and broker non-votes, if any, shall be counted. For each Fund, the Meeting may be postponed prior to the Meeting with notice to shareholders entitled to vote at the Meeting. In addition, for each Fund, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more matters, whether or not a quorum is present with respect to such matter or matters, and without further notice if the new time and place are announced at the Meeting that was adjourned. Moreover, for each Fund, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at the Meeting, including those that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

Shares and Share Ownership

Shares Outstanding on the Record Date

On the Record Date, each Fund had the following number of Shares outstanding:

Fund	Ticker Symbol[1]	Shares Outstanding
First Trust Enhanced Equity Income Fund	FFA	19,988,085
First Trust Intermediate Duration Preferred & Income Fund	FPF	60,847,827
First Trust Mortgage Income Fund	FMY	4,213,115
[1]	The Shares of each of the Funds are listed on the New York Stock Exchange (“NYSE”).

Share Ownership Over 5%

With respect to each Fund, to the knowledge of the Fund’s Board of Trustees, as of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned, beneficially or of record, more than 5% of the Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or otherwise acknowledges the existence of control. If a party controls a Fund, such party may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to ownership of Shares, including percentage of outstanding Shares owned, is based on (1) securities position listing reports as of the Record Date and (2) Schedule 13D and Schedule 13G statements (and amendments thereto) filed with the Securities and Exchange Commission (“SEC”) by shareholders on the dates indicated in such filings. The Funds do not have any knowledge of the identity of the ultimate beneficial owners of the Shares listed below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

Name and Address of Owner	Shares Owned	% of Outstanding Shares Owned
First Trust Enhanced Equity Income Fund:
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	3,832,475 Shares	19.17%
Morgan Stanley Smith Barney LLC (“MSSB”)[1] 1300 Thames Street, 6th Floor Baltimore, MD 21231	2,708,295 Shares[1]	13.55%[1]
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	2,491,014 Shares	12.46%

1	Information is based on a securities position listing report as of the Record Date. In addition, on August 5, 2025, Morgan Stanley and MSSB, 1585 Broadway, New York, NY 10036, jointly filed Amendment No. 8 to Schedule 13G with the SEC. In such filing, Morgan Stanley and MSSB each reported: (i) beneficial ownership of 1,701,363 Shares, representing 8.5% of outstanding Shares; (ii) sole voting power and sole dispositive power of 0 Shares; (iii) shared voting power of 1 share; and (iv) shared dispositive power of 1,701,363 Shares. Further, based on such filing, the securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSSB, a wholly-owned subsidiary of Morgan Stanley.

Name and Address of Owner	Shares Owned	% of Outstanding Shares Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	2,304,254 Shares	11.53%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	1,683,452 Shares	8.42%
First Trust Intermediate Duration Preferred & Income Fund:
Morgan Stanley Smith Barney LLC (“MSSB”) [1] 1300 Thames Street, 6th Floor Baltimore, MD 21231	21,939,417 Shares[1]	36.06%[1]
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	4,875,248 Shares	8.01%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	4,741,665 Shares	7.79%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	4,558,748 Shares	7.49%
LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	3,237,806 Shares	5.32%
RBC Capital Markets, LLC 60 S. 6th Street – P09 Minneapolis, MN 55402	3,084,254 Shares	5.07%
First Trust Mortgage Income Fund:
Sit Investment Associates, Inc.[2] Sit Fixed Income Advisors II, LLC[2] 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,295,999 Shares[2]	54.5%[2]
The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	922,434 Shares	21.89%
Edward Jones 201 Progress Parkway Maryland Heights, MO 63043-3042	585,299 Shares	13.89%
The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburgh, PA 15259	439,382 Shares	10.43%

1	Information is based on a securities position listing report as of the Record Date. In addition, on November 7, 2025, Morgan Stanley and MSSB, 1585 Broadway, New York, NY 10036, jointly filed Amendment No. 14 to Schedule 13G with the SEC. In such filing, Morgan Stanley reported: (i) beneficial ownership of 7,887,037 Shares, representing 13.0% of outstanding Shares; (ii) sole voting power and sole dispositive power of 0 Shares; (iii) shared voting power of 16,208 Shares; and (iv) shared dispositive power of 7,887,037 Shares. In addition, in such filing, MSSB reported: (i) beneficial ownership of 7,870,830 Shares, representing 12.9% of outstanding Shares; (ii) sole voting power and sole dispositive power of 0 Shares; (iii) shared voting power of 1 Share; and (iv) shared dispositive power of 7,870,830 Shares. Further, based on such filing, the securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSSB, a wholly-owned subsidiary of Morgan Stanley.
2	Information is according to Amendment No. 32 to Schedule 13D filed with the SEC pursuant to a joint filing agreement on December 29, 2025. Such filing states that the reporting persons have shared voting power and shared dispositive power with respect to the Shares held.

Name and Address of Owner	Shares Owned	% of Outstanding Shares Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	376,043 Shares	8.93%
Principal Bank 711 High Street Des Moines, IA 50392	288,703 Shares	6.85%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	252,477 Shares	5.99%
JPMorgan Chase Bank, National Association 500 Stanton Christiana Road, OPS 4 Floor 02 Newark, DE 19713	213,121 Shares	5.06%

Proposal: Election of Two (2) Class I Trustees of Each Fund

Two (2) Class I Trustees are to be elected to the Board of Trustees of each Fund by holders of Shares of such Fund. Current Trustees Denise M. Keefe and Robert F. Keith are the nominees for election as the Class I Trustees by shareholders of each Fund for a three-year term.

Each Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Denise M. Keefe and Robert F. Keith are currently the Class I Trustees of each Fund for a term expiring at the Meeting or until their respective successors are elected and qualified. If elected by shareholders of a Fund, Ms. Keefe and Mr. Keith will hold office for a three-year term expiring at such Fund’s 2029 annual meeting of shareholders. James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Niel B. Nielson and Bronwyn Wright are current and continuing Trustees. Mr. Driscoll, Dr. Erickson and Mr. Kadlec are the Class II Trustees for a term expiring at each Fund’s 2027 annual meeting of shareholders. Mr. Bowen, Mr. Nielson and Ms. Wright are the Class III Trustees for a term expiring at each Fund’s 2028 annual meeting of shareholders. Each Trustee will continue to serve until his or her successor is elected and qualified, or until he or she earlier resigns or is otherwise removed.

Required Vote: For each Fund, the nominees for election as the Class I Trustees must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions, withheld votes with respect to one or both nominees and broker non-votes, if any, will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the applicable Fund. If a nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by a Fund’s Board of Trustees in accordance with the Fund’s procedures.

The Board of Trustees of Each Fund Unanimously Recommends that Shareholders Vote
FOR the Election of Each Nominee.

Management

Management of the Funds

The general supervision of the duties performed for each Fund under its respective investment management agreement with the Advisor is the responsibility of that Fund’s Board of Trustees. The Trustees set broad policies for the Funds and choose the Funds’ officers. The following is a list of the Trustees and executive officers of each Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other trusteeships or directorships each Trustee holds, if applicable. As noted above, each Fund has established a staggered Board of Trustees consisting of eight (8) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee’s term begins and ends depends on the Trustee’s designated class and when the Trustee’s successor is elected and qualified. James A. Bowen is deemed an “interested person” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Interested Trustee”) of the Funds due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an “interested person” (as that term is defined in the 1940 Act) and is therefore referred to as an “Independent Trustee.” The officers of the Funds serve indefinite terms.

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The following tables identify the Trustees and executive officers of the Funds. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position(s) Held with Funds	Term of Office[1] and Year First Elected or Appointed [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Independent Trustees
Thomas J. Driscoll 1961	Trustee	Class II Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	323	None
Richard E. Erickson 1951	Trustee	Class II Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	323	None
Thomas R. Kadlec 1957	Trustee	Class II Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	323	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd., and Futures Industry Association
Denise M. Keefe 1964	Trustee	Class I Nominee Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	323	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (2021 to 2024); and Director of MobileHelp (2022 to 2024)
Robert F. Keith 1956	Trustee	Class I Nominee Since 2006	President, Hibs Enterprises (Financial and Management Consulting)	323	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	Class III Since Fund Inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	323	None
Bronwyn Wright 1971	Trustee	Class III Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	323	None

Name and Year of Birth	Position(s) Held with Funds	Term of Office[1] and Year First Elected or Appointed [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Interested Trustee
James A. Bowen[3] 1955	Trustee and Chairman of the Board	Class III Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	323	None

Name and Year of Birth	Positions and Offices with Funds	Term of Office[1] and Length of Service[2]	Principal Occupation(s) During Past 5 Years
Executive Officers[4]
James M. Dykas 1966	President and Chief Executive Officer	Indefinite Term Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite Term Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (since July 2021); Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (2014 to 2021)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	Indefinite Term Since Fund Inception

General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company); Secretary, Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist 1970	Vice President	Indefinite Term Since 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	Indefinite Term Chief Compliance Officer since 2011 and Assistant Secretary since Fund Inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P. (since February 2025); previously, Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
[1]	Currently, Denise M. Keefe and Robert F. Keith, as the Class I Trustees, are each serving a term for each Fund until the Meeting or until their respective successors are elected and qualified. Thomas J. Driscoll, Richard E. Erickson and Thomas R. Kadlec, as the Class II Trustees, are each serving a term for each Fund until the Fund’s 2027 annual meeting of shareholders or until their respective successors are elected and qualified. James A. Bowen, Niel B. Nielson and Bronwyn Wright, as the Class III Trustees, are each serving a term for each Fund until the Fund’s 2028 annual meeting of shareholders or until their respective successors are elected and qualified. Executive officers of the Funds have an indefinite term.
[2]	Except as otherwise provided below, all Trustees and executive officers were elected or appointed in conjunction with a Fund’s inception. Robert F. Keith was appointed as a Trustee of all then-existing funds in the First Trust Fund Complex (as defined below) in June 2006. Denise M. Keefe was appointed as a Trustee of all then-existing funds in the First Trust Fund Complex in November 2021. Bronwyn Wright was appointed as a Trustee of various then-existing funds in the First Trust Fund Complex, including the Funds, in September 2023. Thomas J. Driscoll was (a) elected as a Trustee of the then-existing open-end mutual funds and exchange-traded funds (“ETFs”) in the First Trust Fund Complex in August 2025; (b) elected as a Trustee of certain closed-end funds in the First Trust Fund Complex in September 2025; and (c) appointed as a Trustee of the Funds in September 2025. James M. Dykas was elected President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Derek D. Maltbie was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in June 2023. Daniel J. Lindquist was elected Vice President of all then-existing funds in the First Trust Fund Complex in December 2005. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex in December 2010, effective January 1, 2011.
[3]	Mr. Bowen is deemed an “interested person” of the Funds due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Funds.
[4]	The term “executive officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust fund complex (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”), which is known as a “unitary” board leadership structure. Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing various exchange-traded funds and one or more mutual funds, and advised by First Trust Advisors (collectively, the “First Trust UCITS”). Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITS and an affiliate of First Trust Advisors, but resigned such position effective March 6, 2023. Except as noted above (and below with respect to Mr. Driscoll), during the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, many of the First Trust Funds, in addition to sharing the same advisor, share many other service providers in their administration, resulting in an overlap of oversight obligations. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the “Board” and, where appropriate in context, the term “Board” may also be used to refer to the Board of Trustees of a particular Fund) believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the First Trust Funds’ business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of seven Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board. An individual who is not a Trustee serves as President and Chief Executive Officer of the First Trust Funds.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves for such term as approved by the Independent Trustees or until his or her successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

The Independent Trustees may select one Independent Trustee to serve as a Vice Lead Independent Trustee for such term as approved by the Independent Trustees or until his or her successor is selected. The Vice Lead Independent Trustee assists the Lead Independent Trustee in the performance of his or her responsibilities and, in the absence of the Lead Independent Trustee, may act in the place of the Lead Independent Trustee. The Vice Lead Independent Trustee is also responsible for any other duties that the Independent Trustees may delegate to him or her. Niel B. Nielson currently serves as the Vice Lead Independent Trustee.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds’ activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

The five standing committees of the Board are: the Nominating and Governance Committee, the Valuation, Risk and Regulatory Oversight Committee, the Audit Committee, the Executive Committee and the Dividend Committee. The Nominating and Governance Committee, the Valuation, Risk and Regulatory Oversight Committee, the Audit Committee and the Dividend Committee each have a Chair, and the Audit Committee has a Vice Chair. In addition, the Lead Independent Trustee and the Vice Lead Independent Trustee currently serve on the Executive Committee with the Interested Trustee.

Below is additional information about the Board’s standing committees.

Nominating and Governance Committee. The Nominating and Governance Committee of each Fund is responsible for appointing and nominating non-interested persons to the Board of that Fund. Mr. Driscoll, Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an “independent director” within the meaning of the listing rules of the primary national securities exchange on which the Funds’ shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.ftportfolios.com (go to News & Literature on the applicable Fund’s webpage). The Board has adopted a mandatory retirement age of 75 for Independent Trustees, beyond which age Independent Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term.

If there is no current or anticipated vacancy on the Board of a Fund, the Nominating and Governance Committee will not actively seek recommendations for nominations from other parties, including shareholders of the Fund. If a vacancy on the Board of a Fund occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. In addition, the Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of a Fund, shareholders of the applicable Fund should mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Under no circumstances will the Nominating and Governance Committee evaluate nominees recommended by a shareholder of a Fund on a basis substantially different from that used for other nominees for the same election or appointment of Trustees. However, the Nominating and Governance Committee reserves the right to make the final selection of any Trustee nominees and is not required to take action with respect to any recommendations that may be submitted by shareholders of a Fund. In connection with the evaluation of candidates for a position on the Board of a Fund, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and any other reviews described in the By-Laws. Further, the By-Laws include qualifications and requirements for Trustee eligibility that generally apply to all persons that may be nominated, elected, appointed, qualified or seated to serve as Trustees (collectively, the “Qualification Requirements”) unless a majority of the Trustees then in office determine that failure to satisfy a particular Qualification Requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Advisor and the Trustees. Reference is made to the By-Laws for more details about the Qualification Requirements. (For information regarding shareholder proposals, including proposals to make a nomination for election to a Fund’s Board, see “Additional Information – Shareholder Proposals” below.)

The number of meetings of the Nominating and Governance Committee held for each Fund during its last fiscal year is shown on Schedule 1 hereto.

Valuation, Risk and Regulatory Oversight Committee. The Valuation, Risk and Regulatory Oversight Committee of each Fund is responsible for, as applicable, (i) the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 under the 1940 Act and its implementation of the valuation of the securities held in the Fund’s portfolio; (ii) the oversight of that Fund’s liquidity risk management program; (iii) the oversight of that Fund’s derivatives risk management program; and (iv) the oversight of the Advisor’s and the sub-advisor’s (if applicable) execution of portfolio transactions and soft dollar (or similar) arrangements for that Fund. Mr. Driscoll, Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright are members of the Valuation, Risk and Regulatory Oversight Committee. The number of meetings of the Valuation, Risk and Regulatory Oversight Committee held for each Fund during its last fiscal year is shown on Schedule 1 hereto.

Audit Committee. The Audit Committee of each Fund is responsible for overseeing that Fund’s accounting and financial reporting process, the system of internal controls and audit process, and for evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.ftportfolios.com (go to News & Literature on the applicable Fund’s webpage). Mr. Driscoll, Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright, all of whom are “independent directors” within the meaning of the listing rules of the primary national securities exchange on which the Funds’ shares are listed for trading, serve on the Audit Committee. Mr. Driscoll, Mr. Kadlec and Mr. Keith have each been determined to qualify as an “Audit Committee Financial Expert” as such term is defined in Form N-CSR. The number of meetings of the Audit Committee held for each Fund during its last fiscal year is shown in Schedule 1 hereto.

In carrying out its responsibilities, as described below under “Independent Auditors’ Fees  — Pre-Approval,” the Audit Committee generally pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP (“Deloitte & Touche”), the Funds’ independent registered public accounting firm (“independent auditors”), if the engagement relates directly to the operations and financial reporting of the Funds.

Executive Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by each Fund’s Declaration of Trust and By-Laws. The members of the Executive Committee of a Fund are authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Mr. Bowen, Mr. Kadlec and Mr. Nielson are members of the Executive Committee. During each Fund’s last fiscal year, the Executive Committee did not hold any meetings.

Dividend Committee. The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of distributions on the applicable Fund’s Shares. Mr. Kadlec and Mr. Nielson are members of the Dividend Committee. During each Fund’s last fiscal year, the Dividend Committee did not hold any meetings.

During each Fund’s last fiscal year, each Trustee attended at least 75% of the aggregate number of meetings of the Board and of each committee on which the Trustee served that were held during the period for which the Trustee served as a Trustee.

Risk Oversight

As part of the general oversight of each Fund, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor’s advisory oversight group and the Funds’ Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Funds’ independent auditors, the Funds’ major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation, Risk and Regulatory Oversight Committee monitors valuation risk, liquidity risk, derivatives risk and trading.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and, if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other principal service providers, including any affiliates of these entities. In addition, as indicated above, the Qualification Requirements are set forth in the By-Laws.

The Nominating and Governance Committee unanimously determined to recommend the nomination of (i) Denise M. Keefe, who has served as an Independent Trustee to the First Trust Funds since 2021, and (ii) Robert F. Keith, who has served as an Independent Trustee to the First Trust Funds since 2006. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Ms. Keefe and Mr. Keith for election as Class I Trustees by shareholders of each Fund for a three-year term.

Listed below for each nominee and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Joint Proxy Statement, that each nominee and each continuing Trustee should serve as a Trustee.

Nominees

Independent Trustees

Denise M. Keefe. Denise M. Keefe has been Senior Vice President of Advocate Health, Continuing Health Division, since 2023, and from 2018 to 2023 was Executive Vice President of Advocate Aurora Health (together, with Advocate Health, “Advocate”). Advocate is one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee of the First Trust Funds since November 1, 2021. In addition, she previously served as Audit Committee Vice Chair (2024 – 2025) of the First Trust Funds and currently serves as Chair of the Nominating and Governance Committee (since January 1, 2026) of the First Trust Funds.

Robert F. Keith. Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as Chair of the Audit Committee (2008 – 2009 and 2017 – 2019), Chair of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022), Chair of the Valuation, Risk and Regulatory Oversight Committee (2014  – 2016) and Chair of the Dividend Committee (2023 – 2025) of the First Trust Funds. He also served as Lead Independent Trustee (2012 – 2013 and 2023 – 2025) and on the Executive Committee (2012 – 2016 and 2023 – 2025) of the First Trust Funds. He currently serves as Vice Chair of the Audit Committee (since January 1, 2026) of the First Trust Funds.

Continuing Trustees

Independent Trustees

Thomas J. Driscoll. Thomas J. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (collectively, “Deloitte”) from September 1998 to January 2024. As a Partner at Deloitte, Mr.  Driscoll served in various roles including as lead client service partner, lead relationship partner and lead tax partner for various clients in the asset management, broker-dealer and financial services businesses. Mr. Driscoll also served as the Vice Chairman, Partner in Charge of Deloitte’s international tax and transfer pricing (economics) business, responsible for leading and managing Deloitte’s international tax and transfer pricing practice with over 1,200 professionals in the United States and India. Finally, as a member of the Board of Deloitte Tax LLP, Mr. Driscoll was a part of the executive committee responsible for overseeing Deloitte’s tax practice in the United States. Mr. Driscoll has served as a Trustee of the First Trust Funds since 2025 and, in addition, currently serves as Chair of the Audit Committee (since January 1, 2026) of the First Trust Funds.

As noted above, Mr. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (previously defined, collectively, as “Deloitte”; for purposes of this paragraph, for the avoidance of doubt, “Deloitte” includes Deloitte affiliated partnerships) from September 1998 until his retirement in January 2024. Deloitte & Touche and Deloitte Tax LLP serve as independent auditors and tax services provider, respectively, of the First Trust Funds, First Trust Advisors and certain other affiliated entities of First Trust Advisors (collectively, “First Trust”). Prior to his retirement, Mr. Driscoll served as a tax partner, and for certain periods as Lead Client Service Partner, on various matters involving First Trust. During the period of his employment with Deloitte, Mr. Driscoll was, and Deloitte was and continues to be, subject to requirements to be independent with respect to First Trust in accordance with the U.S. federal securities laws and applicable rules and regulations of the SEC and the Public Company Accounting Oversight Board (United States). For the 2023, 2024 and 2025 calendar years, amounts paid by First Trust to Deloitte were in excess of $11.8 million, $12.6 million and $13.7 million, respectively. In addition, Deloitte provides tax services to The Bank of New York Mellon in connection with unit investment trusts sponsored by First Trust Portfolios, an affiliate of First Trust Advisors. Further, in addition to providing the services described above, from time to time, Deloitte may engage in other business relationships with various affiliates of First Trust. Deloitte and Mr. Driscoll have severed all relationships, including settlement of capital accounts and retirement benefits in accordance with the requirements of the SEC’s auditor independence rules.

Richard E. Erickson, M.D. Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017  –  2019), on the Executive Committee (2008 – 2009 and 2017 – 2022), and as Chair of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chair of the Audit Committee (2012 – 2013 and 2023 – 2025) and Chair of the Valuation, Risk and Regulatory Oversight Committee (June 2006 – 2007, 2010 – 2011 and 2020 – 2022) of the First Trust Funds.

Thomas R. Kadlec. Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each Fund since its inception and of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Vice Lead Independent Trustee (March 2024 – December 2025) and as Chair of the Valuation, Risk and Regulatory Oversight Committee (2008 – 2009 and 2017 – 2019), Chair of the Audit Committee (2010  –  2011 and 2020 – 2022) and Chair of the Nominating and Governance Committee (2012  –  2013 and 2023 – 2025) of the First Trust Funds. He currently serves as Lead Independent Trustee (since January 1, 2026), on the Executive Committee (since March 12, 2024), on the Dividend Committee (since March 12, 2024) and as Chair of the Dividend Committee (since January 1, 2026) of the First Trust Funds.

Niel B. Nielson. Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 to 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chair of the Audit Committee (2003 – 2007 and 2014  –  2016), Chair of the Valuation, Risk and Regulatory Oversight Committee (2012 – 2013 and 2023 – 2025), Chair of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chair of the Dividend Committee (2020  –  2022), and Lead Independent Trustee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. Further, he has served as a member of the Executive Committee (2010 – 2011 and January 1, 2020 – March 12, 2024) and the Dividend Committee (October 19, 2020 – March 12, 2024) of the First Trust Funds. He currently serves as Vice Lead Independent Trustee, on the Executive Committee and on the Dividend Committee (each since January 1, 2026) of the First Trust Funds.

Bronwyn Wright. Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright has served as a Trustee of the First Trust Funds (other than First Trust Exchange-Traded Fund) and on the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee of such First Trust Funds since September 2023. She has served as a Trustee of First Trust Exchange-Traded Fund and on the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee of First Trust Exchange-Traded Fund since August 2025. Ms. Wright currently serves as Chair of the Valuation, Risk and Regulatory Oversight Committee (since January 1, 2026) of the First Trust Funds.

Interested Trustee

James A. Bowen. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 40 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999.

Other Information

Executive Officers

The executive officers of each Fund hold the same positions with each fund in the First Trust Fund Complex as they hold with the Funds.

Beneficial Ownership of Shares Held in the Funds by Trustees and Executive Officers

The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and the dollar range of equity securities beneficially owned by the Trustees in all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2025:

	Interested Trustee			Independent Trustees
Fund	James A. Bowen	Thomas J. Driscoll	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright
First Trust Enhanced Equity Income Fund	$0 (0 Shares)	$0 (0 Shares)	$10,001-$50,000 (513 Shares)	$10,001-$50,000 (1,304 Shares)	$50,001-$100,000 (2,306 Shares)	$0 (0 Shares)	$10,001-$50,000 (916 Shares)	$0 (0 Shares)
First Trust Intermediate Duration Preferred & Income Fund	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$10,001-$50,000 (1,593 Shares)	$0 (0 Shares)	$10,001-$50,000 (512 Shares)	$0 (0 Shares)	$0 (0 Shares)
First Trust Mortgage Income Fund	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$10,001-$50,000 (1,687 Shares)	$0 (0 Shares)	$0 (0 Shares)	$10,001-$50,000 (871 Shares)	$0 (0 Shares)
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the First Trust Fund Complex Overseen by Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

Under the Qualification Requirements described above, Trustees are required to agree to maintain an investment in the investment companies advised by the Advisor consistent with any applicable policy of the Board. In this regard, the Independent Trustees have adopted a policy that establishes the expectation that, within three years of becoming an Independent Trustee, the Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he or she oversees in the aggregate of at least one year’s annual retainer for Board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee’s personal investment needs.

As of December 31, 2025, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of any Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of any Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

As of December 31, 2025, the Trustees and executive officers of each Fund as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund’s Shares outstanding:

Fund	Shares Owned
First Trust Enhanced Equity Income Fund	5,039
First Trust Intermediate Duration Preferred & Income Fund	2,105
First Trust Mortgage Income Fund	2,558

Compensation

Effective January 1, 2026, the fixed annual retainer paid to the Independent Trustees is $300,000 per year; previously, such retainer was $285,000 per year. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee also receives an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Vice Lead Independent Trustee is paid $25,000 annually, the Chair of the Audit Committee is paid $25,000 annually, the Chair of the Valuation, Risk and Regulatory Oversight Committee is paid $20,000 annually, the Chair of the Nominating and Governance Committee is paid $20,000 annually and the Vice Chair of the Audit Committee is paid $15,000 annually to serve in such capacities with compensation allocated equally among each fund in the First Trust Fund Complex. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

The number of Board meetings held by each Fund during its last fiscal year is shown in Schedule 1 hereto.

The aggregate fees and expenses paid to all Trustees by each Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

Fund	Aggregate Fees and Expenses Paid
First Trust Enhanced Equity Income Fund	$55,122
First Trust Intermediate Duration Preferred & Income Fund	$53,710
First Trust Mortgage Income Fund	$52,900

The following table sets forth certain information regarding the compensation of each Fund’s Trustees (including reimbursement for travel and out-of-pocket expenses) for each Fund’s most recently completed fiscal year. The Funds have no retirement or pension plans. The executive officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

Trustee Compensation

	Interested Trustee			Independent Trustees
Fund	James A. Bowen	Thomas J. Driscoll[4]	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright[5]
First Trust Enhanced Equity Income Fund[1]	$0	$4,201	$8,482	$8,521	$8,458	$8,496	$8,464	$8,500
First Trust Intermediate Duration Preferred & Income Fund[2]	$0	$2,103	$8,609	$8,708	$8,536	$8,629	$8,564	$8,560
First Trust Mortgage Income Fund[2]	$0	$2,103	$8,455	$8,460	$8,452	$8,456	$8,453	$8,521
Total Compensation for Serving the First Trust Fund Complex[3]	$0	$324,786	$669,132	$688,432	$657,315	$676,054	$660,482	$644,703

[1]	For fiscal year ended December 31, 2025.
[2]	For fiscal year ended October 31, 2025.
[3]	For the calendar year ended December 31, 2025 for services to twelve open-end mutual funds; six closed-end funds; and 310 ETFs. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the applicable advisory agreement.
[4]	Mr. Driscoll was (a) elected as a Trustee of the then-existing open-end mutual funds and ETFs in August 2025; (b) elected as a Trustee of certain closed-end funds in September 2025; and (c) appointed as a Trustee of the Funds in September 2025.
[5]	Ms. Wright did not serve as a Trustee of certain ETFs (i.e., the series of First Trust Exchange-Traded Fund) prior to August 12, 2025.

Attendance at Annual Meetings of Shareholders

Each Fund’s Board of Trustees seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds’ Nominating and Governance Committee Charter, which is available on each Fund’s website located at https://www.ftportfolios.com (go to News & Literature on the applicable Fund’s webpage). In addition, for each Fund, the attendance of the Board of Trustees at last year’s annual shareholder meeting is available on such Fund’s website located at https://www.ftportfolios.com. To find the Board of Trustees’ attendance, select your Fund under the “Closed-End Funds” tab, select the “News & Literature” link, and go to the “Shareholder Updates and Information” heading.

Audit Committee Report

The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Funds’ accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the “Charter”) that was most recently reviewed by the Board of Trustees on December 8, 2025, a copy of which is available on each Fund’s website located at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). As set forth in the Charter, management of the Funds has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The Funds’ independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls.

In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the First Trust Mortgage Income Fund and the First Trust Intermediate Duration Preferred & Income Fund for the fiscal year ended October 31, 2025 at a meeting held on December 18, 2025 and the First Trust Enhanced Equity Income Fund for the fiscal year ended December 31, 2025 at a meeting held on February 19, 2026, and discussed the audits of such financial statements with the independent auditors and management.

In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Funds, and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

The members of the Funds’ Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Funds’ Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Funds’ financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact “independent.”

Based on its consideration of the Funds’ audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund’s audited financial statements in each Fund’s Annual Report to Shareholders for the years ended October 31 and December 31, 2025, respectively.

Submitted by the Audit Committee of the Funds:

Thomas J. Driscoll

Richard E. Erickson

Thomas R. Kadlec

Denise M. Keefe

Robert F. Keith

Niel B. Nielson

Bronwyn Wright

Independent Auditors’ Fees

Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Advisor for the fees set forth below. With respect to First Trust Intermediate Duration Preferred & Income Fund, fees billed for services to Stonebridge Advisors LLC (“Stonebridge”), such Fund’s sub-advisor, are also listed below; an affiliate of the Advisor owns a majority interest in Stonebridge.

	Audit Fees[3]		Audit-Related Fees		Tax Fees		All Other Fees
Fees Billed To:	2024	2025	2024	2025	2024	2025	2024	2025
First Trust Enhanced Equity Income Fund[1] Fund Advisor	$40,000 N/A	$40,000 N/A	$0 $0	$0 $0	$14,397[4] $0	$14,000[4] $0	$0 $0	$0 $0
First Trust Intermediate Duration Preferred & Income Fund[2] Fund Advisor Sub-Advisor	$30,000 N/A N/A	$33,000 N/A N/A	$0 $0 $0	$0 $0 $0	$15,401[4] $0 $0	$15,142[4] $0 $0	$0 $0 $0	$0 $0 $0
First Trust Mortgage Income Fund[2] Fund Advisor	$47,000 N/A	$47,000 N/A	$0 $0	$0 $0	$30,240[5] $0	$28,840[5] $0	$0 $0	$0 $0
[1]	These fees were for the fiscal years ended December 31.
[2]	These fees were for the fiscal years ended October 31.
[3]	These fees were the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
[4]	These fees were for tax consultation and/or tax return preparation and/or professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.
[5]	These fees were for tax consultation and/or tax return preparation.

Non-Audit Fees

During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated. With respect to First Trust Intermediate Duration Preferred & Income Fund, non-audit fees billed for services provided to Stonebridge, such Fund’s sub-advisor, are also listed below; an affiliate of the Advisor owns a majority interest in Stonebridge.

Aggregate Non-Audit Fees

Fees Billed To:	2024	2025
First Trust Enhanced Equity Income Fund[1] Fund Advisor	$14,397 $28,080	$14,000 $28,620
First Trust Intermediate Duration Preferred & Income Fund[2] Fund Advisor Sub-Advisor	$15,401 $28,080 $8,640	$15,142 $28,620 $9,180
First Trust Mortgage Income Fund[2] Fund Advisor	$30,240 $28,080	$28,840 $28,620

1 These fees were for the fiscal years ended December 31.

2 These fees were for the fiscal years ended October 31.

Pre-Approval

Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The Chair or Vice Chair of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

The Audit Committee is also responsible for the pre-approval of the independent auditors’ engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors’ independence.

None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

Because the Audit Committee has not been informed of any such services, the Audit Committee of each Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Additional Information

Shareholder Proposals

Shareholder Proposals for Inclusion in a Fund’s Proxy Statement. To be considered for presentation at the 2027 annual meeting of shareholders of a Fund and included in the Fund’s proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) and must be received at the principal executive offices of the applicable Fund not later than November 16, 2026. However, each Fund’s Declaration of Trust limits the matters on which shareholders are entitled to vote, and timely submission of a proposal does not mean that such proposal will be included in a Fund’s proxy statement.

Other Shareholder Proposals. In addition to any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the applicable Declaration of Trust, under the Funds’ By-Laws, any proposal to elect any person nominated by a shareholder for election as Trustee and any other proposal by a shareholder may only be brought before an annual meeting of a Fund if, among other requirements, the proposing shareholder would be entitled to vote on the proposal and timely written notice (the “Shareholder Notice”) is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds’ By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the applicable Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. In order for a shareholder to properly propose a nominee for election to the Board of Trustees of a Fund or to propose business outside of Rule 14a-8, in addition to complying with the advance notice provisions, the shareholder must also comply with all other relevant provisions set forth in the By-Laws. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by each Fund with the SEC on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the applicable Fund at such Fund’s principal executive offices. Any shareholder of a Fund considering making a nomination or submitting any other proposal should carefully review the By-Laws.

In addition, the By-Laws provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

Shareholder Communications

Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee of the Board of Trustees and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Investment Advisor, Sub-Advisors, Administrator and Transfer Agent

First Trust Advisors L.P. (previously defined as “First Trust Advisors”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund’s investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to each Fund and also provides fund reporting services to each Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of each Fund.

Chartwell Investment Partners, LLC (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as the investment sub-advisor to First Trust Enhanced Equity Income Fund. Stonebridge Advisors LLC (previously defined as “Stonebridge”), 10 Westport Road, Suite C101, Wilton, Connecticut 06897, serves as the investment sub-advisor to First Trust Intermediate Duration Preferred  &  Income Fund. An affiliate of the Advisor owns a majority interest in Stonebridge.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, fund accountant and custodian to each Fund. Computershare, Inc., P.O. Box 43006, Providence, Rhode Island 02940, acts as the transfer agent to each Fund.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds’ Trustees, the Funds’ officers subject to such provisions, certain persons affiliated with First Trust Advisors and any sub-advisor, and persons who beneficially own more than 10% of a Fund’s Shares to file reports of ownership and changes of ownership with the SEC. Based upon a review of certain related forms filed with the SEC and certain written representations, each Fund believes that during the fiscal years ended October 31, 2025 and December 31, 2025, as applicable, all such filing requirements applicable to such persons were met except as follows:

First Trust Enhanced Equity Income Fund

On March 11, 2025, one late Form 3 was filed for Rebekah J. Powers, an officer of Chartwell, the Fund’s investment sub-advisor.

On October 7, 2025, one late Form 3 was filed for Edward Rick IV, President of Chartwell, the Fund’s investment sub-advisor.

On January 6, 2026, one late Form 3 was filed for Thomas J. Driscoll, an Independent Trustee of the Fund.

First Trust Intermediate Duration Preferred & Income Fund	On January 6, 2026, one late Form 3 was filed for Thomas J. Driscoll, an Independent Trustee of the Fund.
First Trust Mortgage Income Fund	On January 6, 2026, one late Form 3 was filed for Thomas J. Driscoll, an Independent Trustee of the Fund.

Fiscal Years

The fiscal year end for First Trust Intermediate Duration Preferred & Income Fund and First Trust Mortgage Income Fund is October 31. The fiscal year end for First Trust Enhanced Equity Income Fund is December 31.

Delivery of Certain Documents

Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll-free (800) 988-5891.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Matters to Come Before the Meeting

No business other than the proposal to elect Ms. Keefe and Mr. Keith as the Class I Trustees of each Fund, as described above, is expected to come before the Meeting, but should any other matter permitted under the By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 4, 2026

It Is Important That Proxies Be Returned Promptly. Shareholders Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

Schedule 1

Number of Board and Committee Meetings
Held During Each Fund’s Last Fiscal Year

Fund	Board Meetings	Audit Committee Meetings	Dividend Committee Meetings	Executive Committee Meetings	Nominating and Governance Committee Meetings	Valuation, Risk and Regulatory Oversight Committee Meetings
First Trust Enhanced Equity Income Fund[1]	8	13	0	0	5	4
First Trust Intermediate Duration Preferred & Income Fund[2]	8	13	0	0	5	4
First Trust Mortgage Income Fund[2]	8	13	0	0	5	4

1 For fiscal year ended December 31, 2025.

2 For fiscal year ended October 31, 2025.

.

FORM OF PROXY CARD

[NAME OF FUND]
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting scheduled to be held at 120 E. Liberty Drive, Suite 400 Wheaton, Illinois 60187 on April 14, 2026

Please detach at perforation before mailing.

PROXY

[NAME OF FUND]
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2026
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the [NAME OF FUND], a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") that is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 11:30 a.m. Central Time on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement, each dated March 4, 2026, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. **In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting).** A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the election of the nominees set forth.**

XXX_XXXXX_XXXX

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 14, 2026
The Joint Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/XXX-XXXXX

Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. **Election of two Class I Trustees.**
The Board of Trustees recommends that you vote FOR the election of the two Class I Nominees for a three-year term.

	FOR	WITHHOLD
01. Denise M. Keefe	☐	☐
02. Robert F. Keith	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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